UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)
 of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 18, 2016

Arrayit Corporation
 (Exact name of registrant as specified in its charter)

Nevada	33-119586	76-0600966
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

927 Thompson Place
Sunnyvale, CA  94085
(Address of principal executive offices)

Rene A. Schena
927 Thompson Place
Sunnyvale, CA  94085
(Name and address of agent for service)
408-744-1331

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1   –   REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On December 18, 2015, Arrayit Corporation, a Nevada corporation (the “Company”) and its subsidiaries, as guarantors (collectively, with Arrayit, the “Credit Parties”), and TCA Global Credit Master Fund, LP, a Cayman Islands limited partnership (“TCA” and/or the “Lender”), entered into a Senior Secured Revolving Credit Facility Agreement (the “Credit Facility”) and Senior Revolving Convertible Promissory Note effective December 18, 2015. Under the terms of the Credit Facility, the Lender has committed to lend up to a total of $5,000,000 to the Company. The terms and conditions of the Credit Facility were disclosed on the Company’s Form 8-K filed on December 23, 2015. Fully executed copies of the Credit Facility Agreements are being filed herewith. The Company received the initial tranche of $750,000 on or about December 18, 2015. The Credit Facility is secured by a senior secured interest in all of the Company's assets.

On April 18, 2015, the Company entered into the First Amendment to the Credit Facility Agreement whereby the Company was approved for an additional $250,000 loan under the Credit Facility (the “Additional Advance”). The First Replacement Revolving Note, in the principal amount of $1,267,072.66 which aggregates all obligations due and owing to the Lender by the Credit Parties, including the Additional Advance, has substantially the same terms as the initial $750,000 loan and matures on or about December 18, 2016. On April 18, 2016, after $146,498.25 of direct payments made by TCA to certain of our vendors and the payment of $18,375 in closing costs, the Company received $85,126.75.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See discussion in Item 1.01.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

10.1
Senior Secured Credit Facility Agreement in the Maximum Amount of US$5,000,000 by and among Arrayit Corporation, as Borrower, TeleChem International, Inc. and Arrayit Scientific Solutions, Inc. as Guarantors and TCA Global Credit Master Fund, LP, as Lender (December 18, 2015)

10.2	Revolving Note ($750,000) between Arrayit Corporation, as borrower, and TCA Global Credit Master Fund, LP, as lender (December 15, 2015)
10.3	Security Agreement by Arrayit Corporation, as debtor, in favor of TCA Global Credit Master Fund, LP, as secured party (December 15, 2015)
10.4	Guaranty Agreement by TeleChem International, Inc. and Arrayit Scientific Solutions, Inc., as guarantors, in favor of TCA Global Credit Master Fund, LP (February 6, 2015)
10.5
First Amendment to Credit Agreement in the Maximum Amount of US$5,000,000 by and among Arrayit Corporation, as Borrower, TeleChem International, Inc. and Arrayit Scientific Solutions, Inc. as Guarantors, and TCA Global Credit Master Funds, LP as Lender (April 13, 2016)

10.6	First Replacement Revolving Note ($250,000) between Arrayit Corporation, as borrower, and TCA Global Credit Master Fund, LP, as lender (April 13, 2016)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ARRAYIT CORPORATION

Dated: April 22, 2016	By:	/s/ Rene Schena
Rene Schena
Chief Executive Officer